     [Portions of this Service Schedule have been redacted. The redacted portions are marked with an asterisk. The Company has applied to the
                     Securities and Exchange Commission for
                confidential treatment of the redacted portions.]

                         WORLDCOM NETWORK SERVICES, INC.

                     CLASSIC/TRANSCEND(TM) SWITCHED SERVICES

                                SERVICE SCHEDULE

      This Service Schedule is made this 1st day of November, 1998, by and between WorldCom Network Services, Inc. ("WorldCom") and Incomnet Communications Corporation (successor-in-interest to National Telephone & Communications, Inc.) ("Customer") and is a part of their Telecommunication Services Agreement for Switched Services. Neither Customer nor WorldCom shall be obligated with respect to the Switched Services described below, nor any other condition of such Switched Services until Customer has submitted and WorldCom has accepted a Service Request with respect to the particular Switched Service. Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA, the PET or the applicable Rate and Discount Schedule.

1. SWITCHED SERVICES: During the Service Term of the Agreement, WorldCom will provide the following Switched Services (all as more particularly described herein), (i) to and from the locations below, and (ii) for the charges and applicable discounts set forth in the applicable Rate and Discount Schedule attached herewith:

(a) "TERMINATION Service" which is WorldCom's termination of calls received from Customer's Service Interconnection(s).

(b) "TOLL FREE ORIGINATION Service" which is the origination of Toll Free calls by WorldCom and the termination of such calls to Customer's Service Interconnection(s).

(c) "SWITCHED ACCESS Service" which is the origination (via individual telephone access lines) and termination of calls solely over facilities comprising the WorldCom network.

(d) "DEDICATED ACCESS Service" which is the origination and termination of calls solely over facilities comprising the WorldCom network which origination or termination is via dedicated access lines.

(e) "TRAVEL CARD Service" which is the origination (via Travel Card Toll Free number access) and termination of calls solely over facilities comprising the WorldCom network.

2.    SERVICE INTERCONNECTIONS:

      (a) In order to utilize (i) TERMINATION Service and TOLL FREE ORIGINATION Service, one or more full time dedicated connections between Customer's network and the WorldCom network at one or more WorldCom designated locations ("WorldCom POP") must


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

      be established ("Carrier Service Interconnections"), and (ii) DEDICATED ACCESS Service, one or more full time dedicated connections between an End User's private branch exchange ("PBX") or other customer premise equipment and the WorldCom network at one or more WorldCom POP(s) must be established ("Dedicated Service Interconnections"). Each Carrier Service Interconnection and Dedicated Service Interconnection shall be comprised of one or more dedicated access circuits, as the case may be. Carrier Service Interconnections and Dedicated Service Interconnections are collectively referred to as "Service Interconnections".

      (b) The circuit(s) comprising each Service Interconnection to a WorldCom POP shall be requested by Customer on the appropriate WorldCom Service Request. Each Service Request will describe (among other things) the WorldCom POP to which a Service Interconnection is to be established, the Requested Service Date therefor, the type and quantity of circuits comprising the Service Interconnection and any charges and other information relevant thereto, such as, Customer's terminating or originating switch location, as the case may be. Such additional information may be obtained from Customer or gathered by WorldCom and recorded in Technical Information Sheets provided by WorldCom.

      (c) Once ordered, and unless otherwise provided for in this TSA, Service Interconnections or the circuits comprising each Service Interconnection may only be canceled by Customer upon not less than thirty (30) days prior written notice to WorldCom.

      (d) With respect to a Carrier Service Interconnection, absent the automatic number identification ("ANI") of the calling party, Customer shall provide WorldCom with a written certification (the "Certification") of the percentage of interstate (including international) and intrastate minutes of use relevant to the minutes of traffic to be terminated in the same state in which the WorldCom POP is located to which the Carrier Service Interconnection is made. This Certification shall be provided by Customer prior to Start of Service for any Carrier Service Interconnection and may be modified from time to time by Customer and subject to recertification upon the request of WorldCom which requests shall not be made unilaterally by WorldCom more than once each calendar quarter. Any such modification(s) or Certification (s) shall be effective as of the first day of any calendar month and following at least forty-five (45) days notice from Customer. In the event Customer fails to make such Certification, the relevant minutes of use will be deemed to be subject to the Intrastate Rates described in the applicable Rate and Discount Schedule. In the event WorldCom or any other third party requires an audit of WorldCom's interstate/intrastate minutes of traffic, Customer agrees to cooperate in such audit at its expense and make its call detail records, billing systems and other necessary information reasonably available to WorldCom or any third party solely for the purpose of verifying Customer's interstate/intrastate minutes of traffic. Customer agrees to indemnify WorldCom for any liability WorldCom incurs in the event Customer's Certification is different than that determined by the audit.

      (e) With respect to Carrier Service Interconnections, Customer shall be solely responsible for establishing and maintaining each Carrier Service Interconnection over facilities subject to WorldCom's approval. With respect to Dedicated Service Interconnections, WorldCom will provision and maintain local access facilities between the End User location (i.e., PBX) and the WorldCom POP, subject to any LEC charges plus other applicable terms and charges set forth in WorldCom's F.C.C. Tariff No. 5, however, Customer may elect to be responsible for establishing each Dedicated Service Interconnection over facilities subject to WorldCom's approval. Service Interconnections shall only be comprised of DS-1 facilities unless otherwise provided for in the Service Request and agreed to in writing by WorldCom. If a Service Interconnection is proposed to be made via a local exchange carrier, WorldCom will have the authority to direct


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

      Customer to utilize WorldCom's entrance facilities or local serving arrangement ("LSA") with the relevant local telephone operating company, and Customer will be subject to a non-discriminatory charge therefor from WorldCom. The monthly recurring charge relevant to Customer's use of LSA capacity shall be subject to upward adjustment by WorldCom from time to time which adjustment, if any, shall not exceed the rate that otherwise would be charged for the equivalent switched access capacity between the same points by the relevant local telephone operating company pursuant to its published charges for the type of service in question.

      (f) If other private line interexchange facilities are necessary to establish a Service Interconnection, and such facilities are requested from WorldCom, such facilities will be provided on an individual case basis.

      (g) Commencing with the second full calendar month folbwing Start of Service for each circuit comprising a Service Interconnection (i.e., both Carrier Service Interconnections and Dedicated Service Interconnections) and thereafter, Customer will maintain Switched Services measured usage charges per DS-1 (or DS-1 equivalent circuit) of not less than an average of [*] per calendar month/billing period ("Minimum Monthly Usage"). In the event Customer fails to obtain the required Minimum Monthly Usage for the circuits comprising each Service Interconnection, WorldCom will charge and Customer will pay the difference between the number of DS-1s times the Minimum Monthly Usage (i.e., [*]) and Customer's total Switched Services measured usage charges for the circuit(s) comprising the Service Interconnection in question ("Minimum Usage Charge"). WorldCom TERMINATION Service and TOLL FREE ORIGINATION Service minutes carried over the same Service Interconnection, if any, shall be included in determining if Customer has met the Minimum Monthly Usage requirement.

            Example: Assume Customer's actual Switched Services measured usage charges for 2 DS-1s comprising a Carrier Service Interconnection at WorldCom POP A is [*], Customer's actual Switched Services measured usage charges for 2 DS-1s comprising a Carrier Service Interconnection at WorldCom POP B is [*], and Customer's End User's actual Switched Services measured usage charges for 1 DS-1 comprising a Dedicated Service Interconnection at WorldCom POP C is [*]. Customer would not be subject to a Minimum Usage Charge since Customer's actual Minimum Monthly Usage is [*] which exceeds Customer's Minimum Monthly Usage of [*] [5 x [*]].

      (h) DS-1 circuits comprising all Service Interconnections will be subject to a nonrecurring [*] per DS-1 switch port installation charge, and DS-3 circuits comprising all Service Interconnections will be subject to a nonrecurring per DS-3 switch port installation charge as determined on an individual case basis.

3. FORECASTS: Before Customer's initial order for Switched Services, Customer shall provide WorldCom with a forecast regarding the number of minutes expected to be terminated or originated in various LATAs and/or Tandems, so as to enable WorldCom to configure optimum network arrangements. In the event Customer's Switched Service traffic volumes result in a lower than industry standard completion rate or otherwise adversely affect the WorldCom Network, WorldCom reserves the right to block the source of such adverse traffic at any time. Customer will provide WorldCom with additional forecasts from time to time upon WorldCom's request which shall not be more frequent than once every three (3) months.

4. START OF SERVICE: Start of Service for the various Switched Services will occur as described below:


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
          SERVICE                            START OF SERVICE
--------------------------------------------------------------------------------
                            Concurrently with the activation of each circuit
                            comprising Carrier Service Interconnections
TERMINATION Service         relevant to TERMINATION Service
--------------------------------------------------------------------------------
                            Concurrently with the activation of each circuit
TOLL FREE ORIGINATION       comprising Carrier Service Interconnections
Service                     relevant to TOLL FREE ORIGINATION Service
--------------------------------------------------------------------------------
                            ANI by ANI basis concurrently with the activation of
                            each ANI to be served, and a TOLL FREE Number by
                            TOLL FREE Number basis concurrently with
SWITCHED ACCESS Service     activation of each TOLL FREE Number
--------------------------------------------------------------------------------
                            Concurrently with the activation of each circuit
DEDICATED ACCESS Service    comprising Dedicated Service Interconnections
--------------------------------------------------------------------------------
                            Code by Code basis concurrently with the
TRAVEL CARD Service         activation of each Code
--------------------------------------------------------------------------------

5.    LIMITATION OF ORIGINATION OR TERMINATION LOCATIONS

--------------------------------------------------------------------------------
SWITCHED SERVICE           ORIGINATION FROM           TERMINATION TO
--------------------------------------------------------------------------------
                                                      Any direct dialable
TERMINATION Service        Any WorldCom POP           location worldwide
--------------------------------------------------------------------------------
                           Locations in the 48
                           contiguous United States,
                           Hawaii, Alaska, the US     Any Customer designated
TOLL FREE ORIGINATION      Virgin Islands, Puerto     Carrier Service
Service                    Rico and Canada            Interconnection
--------------------------------------------------------------------------------
                           All equal access
                           exchanges in the 48
                           contiguous United States
                           (except in LATA
SWITCHED ACCESS (1+)       921-Fishers Island, New    Any direct dialable
Service                    York) and Hawaii           location worldwide
--------------------------------------------------------------------------------
                           Locations in the 48
                           contiguous United States,
                           Hawaii, Alaska, the US     Locations in the 48
SWITCHED ACCESS (Toll      Virgin Islands, Puerto     contiguous United States
Free) Service              Rico                       and Hawaii
--------------------------------------------------------------------------------
DEDICATED ACCESS (1+)      Locations in the 48        Any direct dialable
Service                    contiguous United States   location worldwide
--------------------------------------------------------------------------------
                           Locations in the 48
                           contiguous United States,
                           Hawaii, Alaska, the US     Any Customer designated
DEDICATED ACCESS (Toll     Virgin Islands, Puerto     Dedicated Service
Free) Service              Rico                       Interconnection
--------------------------------------------------------------------------------
                                                      Locations in the 48
                                                      contiguous United
                                                      States, Hawaii, Alaska,
                           Locations in the 48        the US Virgin Islands,
BASIC TRAVEL CARD Service  contiguous United States   Puerto Rico and Canada
--------------------------------------------------------------------------------
                           Locations in Hawaii,
                           Alaska, the US Virgin
                           Islands, Puerto Rico and   Locations in the 48
BASIC TRAVEL CARD Services Canada                     contiguous United States
--------------------------------------------------------------------------------
                           Select International       Locations in the 48
BASIC TRAVEL CARD Service  locations.                 contiguous United States
--------------------------------------------------------------------------------
                           SEE Schedule 6 to the      SEE Schedule 6 to the
TRAVEL CARD Service -      applicable Rate and        applicable Rate and
Enhanced Features          Discount Schedule.         Discount Schedule.
--------------------------------------------------------------------------------

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

6.    BILLING INCREMENTS:

      (A) Classic Service - (i) all calls (excluding California IntraLATA and California intrastate calls and calls to International Locations, Canada and Mexico) will be billed in six (6) second increments and subject to a six (6) second minimum charge, (ii) California IntraLATA and California intrastate calls will be billed in six (6) second increments and subject to an eighteen
            (18) second minimum, and (ii) calls to International Locations, Canada and Mexico will be billed in six (6) second increments and subject to a thirty (30) second minimum charge.

      (B) All calls will be billed (i) utilizing Hardware Answer Supervision where available, and with respect to TOLL FREE Services, commencing with Customer's switch wink or answer back. If Customer is found to be non-compliant in passing back appropriate answer supervision, i.e., answer back, WorldCom reserves the right to suspend TOLL FREE Service or deny requests by Customer for additional Service until appropriate compliance is established.

7. CDR MEDIA: WorldCom will provide Call Detail Records (CDRs) for WorldCom's Switched Services in machine readable form in one of several magnetic tape formats (selected by Customer on Customer's Service Request) ("CDR Media"). CDR Media provided under this Section (i) monthly is provided at no charge, (ii) weekly is subject to a recurring monthly charge of [*], and (iii) daily is subject to the applicable non-recurring Installation Charge as described below (plus all leased-line and equipment costs necessary to implement Daily CDR Media which will be determined on an individual case basis depending on Customer's specific configuration).

--------------------------------------------------------------------------------
                                   Total Contract          Non-Recurring
             TYPE                      Value            Installation Charge
--------------------------------------------------------------------------------
Daily CDR Media-Customer
provided hardware and software          [*]                     [*]
--------------------------------------------------------------------------------
Daily CDR Media-PC Solution             [*]                     [*]
--------------------------------------------------------------------------------
Sub-Daily CDR Media-Customer
provided hardware and software          [*]                     [*]
--------------------------------------------------------------------------------
Sub-Daily CDR Media-PC Solution         [*]                     [*]
--------------------------------------------------------------------------------

8.    TOLL FREE NUMBERS:

      (a) TOLL FREE numbers will be issued to Customer (i.e., issuance equates to activation or reservation, whichever occurs first) on a random basis. Customer requests for specific numbers will be considered by WorldCom, and if provided, will be subject to additional charges as set forth below and WorldCom's then current reservation policy which shall also apply to any randomly selected and reserved TOLL FREE number. At any time preceding three (3) months from the scheduled expiration of the Service Term, Customer may only reserve TOLL FREE numbers in an amount equal to the greater of (i) 50, or (ii) fifteen percent (15%) of the total number of TOLL FREE numbers activated by WorldCom for Customer. Customer requests for TOLL FREE numbers inconsistent with the above stated conditions may be considered by WorldCom on an individual case basis. TOLL FREE numbers reserved for Customer will be activated upon Customer's request, however, with respect to TRANSCEND(TM)Service, WorldCom may charge Customer an SMS Storage fee for each TOLL FREE number.

      (b) Customer Request for Specific Numbers - [*] per individual TOLL FREE number.

      (c) Customer specifically agrees that regardless of the method in which a TOLL FREE number is reserved for or otherwise assigned to Customer, that Customer will not seek any remedy from WorldCom under a theory of detrimental reliance or otherwise that such TOLL FREE number(s) are found not to be available for Customer's use until such TOLL FREE number is put in service for the benefit of Customer, and that such TOLL FREE number(s) shall not be sold, bartered, brokered or otherwise released by Customer for a fee ("TOLL FREE Number Trafficking"). Any attempt by Customer to engage in TOLL FREE Number Trafficking shall be grounds for reclamation by WorldCom for reassignment of the TOLL FREE number(s) reserved for or assigned to Customer.

9. ENHANCED TOLL FREE SERVICES: The following TOLL FREE identification services and routing options (collectively, "Enhanced TOLL FREE Services") are available from WorldCom:

      IDENTIFICATION SERVICES:

      i. Dialed Number Identification Service - identification of specific TOLL FREE number dialed.

      ii.   Real-Time ANI - receipt of telephone number of calling party.

      TOLL FREE ROUTING OPTIONS:

      i. Message Referral - recording (up to six (6) months) that informs callers that the TOLL FREE number has been disconnected or refers callers to new number.

      ii. Call Area Selection - selection or blockage of locations from which TOLL FREE numbers can be received (i.e., State, NPA, LATA or NXX level).

      iii. Call Distributor Routing - distribution of TOLL FREE traffic evenly over dedicated access lines in a trunk group (e.g., ascending, descending, most idle, least idle).

      iv. Route Completion (Overflow) - overflow of TOLL FREE dedicated access traffic only to up to five (5) pre-defined alternate routing groups (e.g., dedicated access, WATs access lines or switched access lines).

      v. Geographic Routing - termination of calls to a single TOLL FREE number from two or more originating routing groups to different locations.

      vi. Time-of-Day Routing - routing of calls to single TOLL FREE number based on time of day (up to forty-eight (48) time slots of 15-minute increments in a 24-hour period).

      vii. Day-of-Week Routing - routing of calls to single TOLL FREE number based on each day of the week.

      viii. Day-of-Year Routing - routing of calls to single TOLL FREE number based on up to fifteen (15) customer-specified holidays.

      ix. Percent Allocation Routing - routing of calls for each originating routing group to two (2) or more terminating locations based on customer-specified percentage.

      Customer will receive the Identification Services described above at no charge. The minutes of use rates for TOLL FREE Routing Options described above (in addition to the TOLL FREE Routing Option Feature Charges described below) will be the same rates for SWITCHED ACCESS Service (TOLL
      FREE) and DEDICATED ACCESS Service (TOLL FREE), whichever is applicable, as described in the applicable Rate and Discount Schedule excluding Route Completion (Overflow). If Customer selects Route Completion (Overflow) and Customers traffic overflows from DEDICATED ACCESS Service (TOLL FREE) to SWITCHED ACCESS Service (TOLL FREE), Customer's minute of use rate will be the rate associated with SWITCHED ACCESS Service (TOLL FREE). The TOLL FREE Routing Option Feature Charges are as follows:

      Installation Charge: [*] per feature; maximum of [*] per TOLL FREE number.

      Change Order Charge: [*] per feature; maximum of [*] per TOLL FREE number.

      Monthly Recurring Charge: [*] per feature; maximum of [*] per TOLL FREE number.

      Expedite Charge: [*] (i.e., outside normal interval time of four (4) business days).

      Note: More than ten (10) points of termination for a single feature will be treated as two (2) features. Further, every additional ten (10) points of termination will be treated as a separate feature.

10. RESPORG SERVICES: Responsible Organization Services (relevant to TOLL FREE Numbers) if provided by WorldCom will be provided by WorldCom pursuant to WorldCom's F.C.C. Tariff No. 5.

11. AUTHORIZATION CODES FOR TRAVEL CARD SERVICE: WorldCom will supply Customer with authorization codes ("Codes") containing nine (9) or fourteen (14) digits for use with a corresponding TOLL FREE Service number for origination and termination of TRAVEL CARD Service calls. The Codes may be obtained by Customer in blocks of ten (10) not to exceed a total of 1000 Codes at any one time. WorldCom reserves the right to deny access to any Code at any time.

12. INBOUND PORTION OF TRAVEL CARD SERVICE CALL: The inbound service portion of a TRAVEL CARD Service call (i.e., the TOLL FREE Service) must be provided by WorldCom.

13. ACCOUNTING CODES: For every billed telephone number (BTN) requested by Customer, whether verified or non-verified, Customer shall pay a monthly recurring charge of [*].

14. PAY PHONE SURCHARGE: In the event WorldCom is required to compensate payphone service providers (PSPs) for toll-free or access code calls which originate from payphones (including without limitation, any Order adopted by the FCC) ("Payphone Surcharge"), WorldCom will charge and Customer agrees to pay WorldCom the amount of the Payphone Surcharge which is required to be paid by WorldCom.

15. RBOC TERMINATION/ORIGINATION: With respect to Classic Switched Services, following Start of Service for TERMINATION SERVICE, TOLL FREE ORIGINATION Service and/or DEDICATED ACCESS Service, Customer will maintain at least 80% of the minutes of traffic (during any calendar month or pro rata portion thereof) with respect to each of the above-mentioned Services for termination or origination in a Tandem owned and operated by a Regional Bell Operating Company ("RBOC Terminations/Originations") and subject to such RBOC's tariffed access charges. WorldCom shall have the right to apply a [*] per minute surcharge to the number of minutes by which Non-RBOC Terminations/Originations exceed 20% of total monthly minutes for each of the following Services: TERMINATION Service, TOLL FREE ORIGINATION Service and DEDICATED ACCESS Service.

16. PRESUBSCRIBED INTEREXCHANGE CARRIER CHARGE (PICC): With respect to Classic Switched Services, WorldCom will charge Customer for any LEC-assessed presubscribed interexchange carrier charge ("PICC Charge") which PICC Charge will be reasonably determined by WorldCom as of a date certain each month (the "PICC Charge Determination Date") but only if WorldCom is directly billed by the LEC for such PICC Charge. Customer's PICC Charge will be determined as of the PICC Charge Determination Date and will be based on the same criteria for which WorldCom is assessed such charge by the LEC (e.g., number and type of Customer's End Users (i.e., residential or business) as well as the type of line associated with each such End User (i.e., single line, secondary line or multi-line). This
Section 16 will be deemed to include any other similar additional charges assessed by a LEC after the date of this Agreement, (i.e., charges for which WorldCom is not currently being assessed).

      IN WITNESS WHEREOF, Customer has initialed this CLASSIC/TRANSCEND(TM) SWITCHED SERVICES Service Schedule on the date first written above.

INCOMNET COMMUNICATIONS CORPORATION

Customer's Initials    /s/ MJK
                    ----------------


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